Capital Management	12 Months Ended
Dec. 31, 2019
Disclosure of capital management of equity abstract [Abstract]
Capital Management
6.	Capital Management
The Company’s objectives in its capital management is to achieve an adequate level of return on its capital structure in order to safeguard its ability to continue as a going concern, adding value to its shareholders and investors. Its main sources of funding have been cash provided by its operating activities and divestments.
In 2019, the Company reported earnings per share of US$ 0.78 (US$ 0.55 in 2018) and is proposing to the Shareholder’s General Meeting the distribution of dividends of US$ 0.2320 (US$ 0.2397 in 2018) per preferred share and US$ 0.1864 (US$ 0.0681 in 2018) per common shares and, as detailed in note 34.
In line with the assumptions in the 2020-2024 Strategic Plan, the Company does not foresee net proceeds from financing over the next five years. However, the Company has continually assessed options of funding following its liability management strategy, aiming at improving its debt repayment profile and achieving a lower cost of its debt along with an indebtedness level matching the capital expenditures. Currently, the average repayment term is 10.80 years (9.14 years as of December 31, 2018).
As a part of the financing planning, the Company expects to raise funds by means of its partnership and divestment program outlined by its portfolio management.